UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 5, 2008
Date of Report (Date of earliest event reported)
DEI HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	000-51664	65-0964171

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
1 VIPER WAY
VISTA, CALIFORNIA
92081
(Address of Principal Executive Offices) (Zip Code)
(760) 598-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.36
EX-99.1
EX-99.2

Item 1.01. Entry into a Material Definitive Agreement.
          As described in our previous filings with the Securities and Exchange Commission, we are party to a Manufacturing and Distribution Agreement, dated as of April 7, 2005, as amended, between us and SIRIUS XM Radio Inc. (formerly known as SIRIUS Satellite Radio Inc.), or SIRIUS. SIRIUS provides and delivers satellite radio content, and we market and distribute SIRIUS-branded electronic devices that receive and play that content. SIRIUS-branded satellite radio receivers are designed and developed by SIRIUS and manufactured by our contract manufacturers to specifications provided by SIRIUS. The Manufacturing and Distribution Agreement is a multi-year agreement ending on January 31, 2009, pursuant to which we have exclusive U.S. distribution rights for certain SIRIUS-branded products to our existing U.S. retailer customer base.
          On October 15, 2008, we entered into a Letter Agreement pursuant to which we and SIRIUS agreed to allow the Manufacturing and Distribution Agreement to terminate pursuant to its own terms effective January 31, 2009. The Letter Agreement provides for, among other things, how inventory of SIRIUS-branded products will be treated, how product returns will be processed, dealer account transitions, activation payment responsibility, and post-termination cooperation between the parties. The Manufacturing and Distribution Agreement was originally filed on December 12, 2005 as Exhibit 10.15 to our Registration Statement on Form S-1 (Registration No. 333-127823), and confidential treatment was previously granted by the Securities and Exchange Commission for certain portions of that agreement. The agreement was subsequently amended on July 17, 2007, November 26, 2007, and April 23, 2008, which amendments were filed as Exhibits 10.30, 10.31, and 10.33 to our Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 30, 2007 and April 29, 2008, and confidential treatment was previously granted by the Securities and Exchange Commission for certain portions of those amendments. The Letter Agreement is attached hereto as Exhibit 10.36 and is hereby incorporated by reference in this Item 1.01.
          On November 5, 2008, we filed a press release announcing our agreement with SIRIUS to allow the Manufacturing and Distribution Agreement to lapse, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 1.01.
Item 2.02. Results of Operations and Financial Condition.
          We are furnishing this Item 2.02 in connection with the disclosure of information, in the form of the textual information from a press release released on November 5, 2008 entitled “DEI Holdings Reports 48% Improvement in Operating Income for Third Quarter 2008” and filed as Exhibit 99.2 hereto.
          The information in this Item 2.02 (including Exhibit 99.2 hereto) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
          We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
          The text included with this report is available on our website located at www.deiholdings.com, although we reserve the right to discontinue that availability at any time.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit
Number

10.36	Letter Agreement, dated as of October 15, 2008, by and between SIRIUS XM Radio Inc. and DEI Holdings, Inc.

99.1	Press Release from DEI Holdings, Inc., dated November 5, 2008, entitled “Directed Electronics to Exit Satellite Radio Business”

99.2	Press release from DEI Holdings, Inc., dated November 5, 2008, entitled “DEI Holdings Reports 48% Improvement in Operating Income for Third Quarter 2008”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEI HOLDINGS, INC.
Date: November 5, 2008	By:	/s/ Kevin P. Duffy
Kevin P. Duffy
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

10.36	Letter Agreement, dated as of October 15, 2008, by and between SIRIUS XM Radio Inc. and DEI Holdings, Inc.

99.1	Press Release from DEI Holdings, Inc., dated November 5, 2008, entitled “Directed Electronics to Exit Satellite Radio Business”

99.2	Press release from DEI Holdings, Inc., dated November 5, 2008, entitled “DEI Holdings Reports 48% Improvement in Operating Income for Third Quarter 2008”